Capital risk management	12 Months Ended
Mar. 31, 2022
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital risk management	Capital risk management
The general objectives of the Company to manage its capital reside in the preservation of the Company’s ability to continue operating, in providing benefits to its stakeholders and in providing an adequate return on investment to its shareholders by selling its services at a price commensurate with the level of operating risk assumed by the Company.
The Company thus determines the total amount of capital required consistent with risk levels. This capital structure is adjusted on a timely basis depending on changes in the economic environment and in the risks of the underlying assets.
Refer to note 20 for information on the Company's Credit Facilities.